UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                  CITYPLACEWASHINGTON, STATEDC POSTALCODE20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 18, 2005

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                 000-50052               06-1393745
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(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
      of Incorporation)                                      Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                   60015
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

      On October 18, 2006, Cosi, Inc. issued a press release announcing its revenues and sales for the third quarter ended October 2, 2006. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 (d).    Exhibits.

     99.1     Press Release of Cosi, Inc., dated October 18, 2006.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  October 18, 2006
                                          /s/ William Koziel
                                         -----------------------------------
                                         Name: William Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ------------------------------------------------- ----------------
     99.1     Press Release of Cosi, Inc., dated October 18,          E
              2006.